Goehring & Rozencwajg Resources Fund - Schedule of Investments

As of February 29, 2024 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (90.7%)
ENERGY (39.0%)
Oil & Gas Producers (27.8%)
Antero Resources Corp.(a)	332,200	$8,537,540
APA Corp.	66,338	1,976,209
Birchcliff Energy, Ltd.	915,600	3,643,105
Chesapeake Energy Corp.	43,347	3,588,265
Civitas Resources, Inc.	76,143	5,229,501
Comstock Resources, Inc.	230,700	1,972,485
Diamondback Energy, Inc.	25,369	4,630,350
EQT Corp.	237,160	8,810,494
Matador Resources Co.	113,408	7,161,715
Pioneer Natural Resources Co.	30,397	7,149,070
Range Resources Corp.	580,754	18,363,441
		71,062,175
Oil & Gas Services & Equipment (11.2%)
Borr Drilling, Ltd.	391,209	2,355,078
CES Energy Solutions Corp.	141,036	443,741
ChampionX Corp.	122,682	3,810,504
Diamond Offshore Drilling, Inc.(a)	328,860	3,647,058
Noble Corp. PLC	77,664	3,247,132
NOV, Inc.	72,005	1,216,885
Oceaneering International, Inc.(a)	168,286	3,325,331
Schlumberger NV	69,667	3,367,006
Seadrill, Ltd.(a)	71,552	3,019,494
Tidewater, Inc.(a)	3,914	274,098
Transocean Ltd.(a)	297,344	1,394,543
Valaris, Ltd.(a)	20,735	1,307,342
Vital Energy, Inc.(a)	23,639	1,189,751
		28,597,963
MATERIALS (51.7%)
Agricultural Chemicals (5.9%)
CF Industries Holdings, Inc.	51,515	4,158,291
Corteva, Inc.	35,036	1,875,127
Mosaic Co.	170,918	5,325,805
Nutrien Ltd.	72,397	3,782,019
		15,141,242
Base Metal (16.8%)
Amerigo Resources Ltd.	1,089,318	1,075,553
Cameco Corp.	351,430	14,243,458
ERO Copper Corp.(a)	121,117	2,063,313
Excelsior Mining Corp.(a)	589,982	54,340
First Quantum Minerals Ltd.	96,637	914,995
Freeport-McMoRan, Inc.	89,727	3,392,578
Hudbay Minerals, Inc.	287,182	1,690,737
Ivanhoe Mines Ltd. - Class A(a)	446,494	4,747,381
Lundin Mining Corp.	163,732	1,294,510
Mako Mining Corp.(a)	220,271	327,854
MMC Norilsk Nickel PJSC(a)(b)	5	–
NAC Kazatomprom JSC	217,504	8,634,909
NexGen Energy, Ltd.(a)	574,892	4,052,989
Trilogy Metals, Inc.(a)	700,201	299,242
		42,791,859

Security Description	Shares	Value
Chemicals (0.7%)
Intrepid Potash, Inc.(a)	79,190	$1,669,325

Metals & Mining (27.7%)
Alpha Metallurgical Resources, Inc.	33,927	12,798,962
Arch Coal, Inc. - Class A	26,547	4,387,954
Artemis Gold, Inc.(a)	191,290	999,334
Asante Gold Corp.(a)	1,092,670	1,046,657
Bellevue Gold, Ltd.(a)	1,513,009	1,504,689
Brixton Metals Corp.(a)(c)	4,918,800	362,436
Caledonia Mining Corp. PLC	99,178	980,870
Calibre Mining Corp.(a)	394,611	450,685
Centrus Energy Corp.(a)	75,120	3,064,145
CONSOL Energy, Inc.	95,178	8,168,176
Denison Mines Corp.(a)	1,353,800	2,409,764
Encore Energy Corp.(a)	434,600	1,677,556
Energy Fuels, Inc.(a)	399,500	2,528,835
Equinox Gold Corp.(a)	381,400	1,551,286
Erdene Resource Development Corp.(a)(c)	3,118,800	792,828
Foran Mining Corp.(a)	1,704,636	4,911,120
GoGold Resources, Inc.(a)	1,174,295	856,613
Ivanhoe Electric, Inc.(a)	653,076	4,832,762
K92 Mining, Inc.(a)	193,800	801,104
Loncor Gold, Inc.(a)(c)	3,961,500	890,290
Los Andes Copper, Ltd.(a)	73,403	616,041
Minera Alamos, Inc.(a)	2,084,209	422,324
MMC Norilsk Nickel PJSC(b)	2,855	–
Mountain Province Diamonds, Inc.(a)	321,015	61,499
Novagold Resources, Inc.(a)	140,690	348,911
Orezone Gold Corp.(a)	542,511	275,823
Orla Mining, Ltd.(a)	486,950	1,603,851
Osisko Mining, Inc.(a)	883,400	1,614,289
Pan American Silver Corp.	96,430	1,196,696
Reunion Gold Corp.(a)	4,796,601	1,343,041
Skeena Resources, Ltd.(a)	159,352	587,083
Trilogy Metals, Inc.(a)	18,700	8,060
Triple Flag Precious Metals Corp.	37,612	476,957
United Co. RUSAL International PJSC(a)	1,326,798	401,624
Uranium Energy Corp.(a)	686,622	4,449,311
Ur-Energy, Inc.(a)	1,072,900	1,705,911
Victoria Gold Corp.(a)	174,620	683,220
		70,810,707
Precious Metal Mining (0.6%)
Endeavour Mining PLC	89,790	1,476,045

TOTAL COMMON STOCKS
(Cost $168,292,092)		231,549,316

MUTUAL FUND (5.3%)
MATERIALS (5.3%)
Base Metal (5.3%)
Sprott Physical Uranium Trust(a)	673,535	13,647,874

TOTAL MUTUAL FUND
(Cost $6,560,268)		13,647,874

Security Description	Shares	Value
Base Metal (continued)

WARRANTS (0.0%)
ENERGY (0.0%)(d)
Oil & Gas Services & Equipment (0.0%)(c)
Diamond Offshore Drilling, Inc., Expires 12/31/2049, Strike Price $0.00	4,732	$2,555
MATERIALS (0.0%)(d)
Metals & Mining (0.0%)(c)
Brixton Metals Corp. Warrants 11/20/2025, Expires 11/21/2025, Strike Price $0.23	2,395,500	–
Erdene Resource Development Co Warrants, Expires 12/31/2024, Strike Price $0.40	1,500,000	–
Loncor Gold Restricted Warrants, Expires 05/05/2025, Strike Price $0.60	2,000,000	–
Loncor Gold Warrants, Expires 12/31/2049, Strike Price $0.00	900,000	–
		–
TOTAL WARRANTS
(Cost $431,663)		2,555

Security Description	Shares	Value
SHORT TERM INVESTMENTS (3.8%)
Dreyfus Treasury Securities Cash Management, Institutional Class (7 day yield 5.220%)	9,694,367	9,694,367

TOTAL SHORT TERM INVESTMENTS
(Cost $9,694,367)		9,694,367

TOTAL INVESTMENTS - (99.8%)
(Cost $184,978,390)		254,894,112

Assets in Excess of Other Liabilities - (0.2%)		570,080

NET ASSETS - (100.0%)		$255,464,192

(a)	Non-income producing security.
(b)	Level 3 security in accordance with fair value hierarchy.
(c)	Securities were originally issued pursuant to Rule 144 or Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the aggregate market value of those securities was $1,157,819, which represents approximately 0.45% of net assets.
(d)	Less than 0.05%

COUNTRY COMPOSITION
(As of February 29, 2024)
United States	60.8%
Canada	31.7%
Kazakhstan	3.4%
Great Britain	1.8%
Bermuda	0.9%
Australia	0.6%
South Africa	0.4%
Russia	0.2%
Total	99.8%

Percentages are based upon common stocks, warrants, corporate bonds and short term investments as a percentage of net assets.

See Notes to Quarterly Schedule of Investments.

Goehring & Rozencwajg Resources Fund

Notes to Quarterly Schedule of Investments February 28, 2022 (Unaudited)

1. ORGANIZATION

The Goehring & Rozencwajg Resources Fund (the "Fund") is a no-load investment portfolio of Goehring & Rozencwajg Investment Funds (the “Trust”), an open-end series management investment company organized as a Massachusetts business trust on July 14, 2016, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 30, 2016. The Fund is a diversified investment company with an investment objective which seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund currently offers Retail Class Shares and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval. The Fund’s Investment Adviser is Goehring & Rozencwajg Associates, LLC (the “Adviser”).

The Fund will concentrate its investments in the securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies. When a Fund concentrates its investments in a particular sector or in particular industries, financial, economic, business, and other developments affecting issuers in that sector or in those industries will have a greater effect on that Fund than if it had not concentrated its assets in that sector or in those industries. The Fund’s concentration in natural resources investments exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. By investing primarily in natural resources investments, the Fund runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor approved by the Board of Trustees based on the mid-point of quotes from multiple dealers and other factors deemed relevant by the pricing vendor. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board of Trustees using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third-party pricing vendor at the mean between the closing bid and asked prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board of Trustees, which may use, instead of quotes from dealers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s net asset value. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported to the Fund’s administrator.

When the price quotations described above are not available, or when the Adviser believes that they are unreliable, the Fund’s assets may be priced using fair value procedures approved by the Board of Trustees. Because the Fund invests in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of February 29, 2024:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$231,549,316	$–	$–	$231,549,316
Warrants	2,555	–	–	2,555
Mutual Fund	13,647,874	–	–	13,647,874
Short Term Investments	9,694,367	–	–	9,694,367
Total	$254,894,112	$–	$–	$254,894,112

*	See Schedule of Investments for industry classification.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex- dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.